                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130210

[LOGO]
CCM
CARRINGTON CAPITAL MANAGEMENT

COMPUTATIONAL MATERIALS

$1,153,121,000 (APPROXIMATE)

--------------------------------------------------------------------------------
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

FREMONT INVESTMENT & LOAN
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
Issuing Entity

JUNE 19, 2006

Bear, Stearns & Co. Inc.                                           BEAR STEARNS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Offered Certificates, until we have accepted your offer to purchase Offered
Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the mortgage loans and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the depositor. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the depositor does not deliver such Offered
Certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the
Offered Certificates which you have committed to purchase, and none of the depositor nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS A-1
-------------------------------------------------------------------------------------
                 WAL        17.66         1.63         1.00         0.74         0.60
    Principal Window      1 - 301       1 - 36       1 - 21       1 - 15       1 - 12
Principal Window End    7/25/2031    6/25/2009    3/25/2008    9/25/2007    6/25/2007
-------------------------------------------------------------------------------------
           CLASS A-2
-------------------------------------------------------------------------------------
                 WAL        26.81         4.00         2.00         1.51         1.15
    Principal Window    301 - 348      36 - 68      21 - 28      15 - 21      12 - 16
Principal Window End    6/25/2035    2/25/2012   10/25/2008    3/25/2008   10/25/2007
-------------------------------------------------------------------------------------
           CLASS A-3
-------------------------------------------------------------------------------------
                 WAL        29.73         8.28         3.00         1.87         1.52
    Principal Window    348 - 358     68 - 147      28 - 70      21 - 24      16 - 21
Principal Window End    4/25/2036    9/25/2018    4/25/2012    6/25/2008    3/25/2008
-------------------------------------------------------------------------------------
           CLASS A-4
-------------------------------------------------------------------------------------
                 WAL        29.83        12.41         5.91         2.08         1.76
    Principal Window    358 - 358    147 - 149      70 - 71      24 - 26      21 - 22
Principal Window End    4/25/2036   11/25/2018    5/25/2012    8/25/2008    4/25/2008
-------------------------------------------------------------------------------------
           CLASS M-1
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         5.04         2.29         1.86
    Principal Window    324 - 358     48 - 149      52 - 71      26 - 29      22 - 23
Principal Window End    4/25/2036   11/25/2018    5/25/2012   11/25/2008    5/25/2008
-------------------------------------------------------------------------------------
           CLASS M-2
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.65         2.55         1.96
    Principal Window    324 - 358     48 - 149      47 - 71      29 - 32      23 - 24
Principal Window End    4/25/2036   11/25/2018    5/25/2012    2/25/2009    6/25/2008
-------------------------------------------------------------------------------------
           CLASS M-3
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.48         2.79         2.06
    Principal Window    324 - 358     48 - 149      45 - 71      32 - 35      24 - 25
Principal Window End    4/25/2036   11/25/2018    5/25/2012    5/25/2009    7/25/2008
-------------------------------------------------------------------------------------
           CLASS M-4
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.40         3.11         2.15
    Principal Window    324 - 358     48 - 149      43 - 71      35 - 43      25 - 27
Principal Window End    4/25/2036   11/25/2018    5/25/2012    1/25/2010    9/25/2008

* 85% CPR maximum in any given period.

                                       2
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS M-5
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.33         3.58         2.29
    Principal Window    324 - 358     48 - 149      42 - 71      43 - 43      27 - 28
Principal Window End    4/25/2036   11/25/2018    5/25/2012    1/25/2010   10/25/2008
-------------------------------------------------------------------------------------
           CLASS M-6
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.29         3.58         2.44
    Principal Window    324 - 358     48 - 149      41 - 71      43 - 43      28 - 30
Principal Window End    4/25/2036   11/25/2018    5/25/2012    1/25/2010   12/25/2008
-------------------------------------------------------------------------------------
           CLASS M-7
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.25         3.58         2.49
    Principal Window    324 - 358     48 - 149      40 - 71      43 - 43      30 - 30
Principal Window End    4/25/2036   11/25/2018    5/25/2012    1/25/2010   12/25/2008
-------------------------------------------------------------------------------------
           CLASS M-8
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.22         3.58         2.49
    Principal Window    324 - 358     48 - 149      39 - 71      43 - 43      30 - 30
Principal Window End    4/25/2036   11/25/2018    5/25/2012    1/25/2010   12/25/2008
-------------------------------------------------------------------------------------
           CLASS M-9
-------------------------------------------------------------------------------------
                 WAL        29.29         8.19         4.21         3.58         2.49
    Principal Window    324 - 358     48 - 149      39 - 71      43 - 43      30 - 30
Principal Window End    4/25/2036   11/25/2018    5/25/2012    1/25/2010   12/25/2008

* 85% CPR maximum in any given period.

                                        3
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS A-1
-------------------------------------------------------------------------------------
                 WAL        17.66         1.63         1.00         0.74         0.60
    Principal Window      1 - 301       1 - 36       1 - 21       1 - 15       1 - 12
Principal Window End    7/25/2031    6/25/2009    3/25/2008    9/25/2007    6/25/2007
-------------------------------------------------------------------------------------
           CLASS A-2
-------------------------------------------------------------------------------------
                 WAL        26.81         4.00         2.00         1.51         1.15
    Principal Window    301 - 348      36 - 68      21 - 28      15 - 21      12 - 16
Principal Window End    6/25/2035    2/25/2012   10/25/2008    3/25/2008   10/25/2007
-------------------------------------------------------------------------------------
           CLASS A-3
-------------------------------------------------------------------------------------
                 WAL        29.73         8.28         3.00         1.87         1.52
    Principal Window    348 - 358     68 - 147      28 - 70      21 - 24      16 - 21
Principal Window End    4/25/2036    9/25/2018    4/25/2012    6/25/2008    3/25/2008
-------------------------------------------------------------------------------------
           CLASS A-4
-------------------------------------------------------------------------------------
                 WAL        29.83        16.84         8.17         2.08         1.76
    Principal Window    358 - 358    147 - 313     70 - 162      24 - 26      21 - 22
Principal Window End    4/25/2036    7/25/2032   12/25/2019    8/25/2008    4/25/2008
-------------------------------------------------------------------------------------
           CLASS M-1
-------------------------------------------------------------------------------------
                 WAL        29.29         9.07         5.48         2.29         1.86
    Principal Window    324 - 358     48 - 283     52 - 142      26 - 29      22 - 23
Principal Window End    4/25/2036    1/25/2030    4/25/2018   11/25/2008    5/25/2008
-------------------------------------------------------------------------------------
           CLASS M-2
-------------------------------------------------------------------------------------
                 WAL        29.29         9.05         5.09         2.55         1.96
    Principal Window    324 - 358     48 - 274     47 - 137      29 - 32      23 - 24
Principal Window End    4/25/2036    4/25/2029   11/25/2017    2/25/2009    6/25/2008
-------------------------------------------------------------------------------------
           CLASS M-3
-------------------------------------------------------------------------------------
                 WAL        29.29         9.03         4.91         2.79         2.06
    Principal Window    324 - 358     48 - 264     45 - 131      32 - 35      24 - 25
Principal Window End    4/25/2036    6/25/2028    5/25/2017    5/25/2009    7/25/2008
-------------------------------------------------------------------------------------
           CLASS M-4
-------------------------------------------------------------------------------------
                 WAL        29.29         9.01         4.81         4.13         2.15
    Principal Window    324 - 358     48 - 257     43 - 127      35 - 99      25 - 27
Principal Window End    4/25/2036   11/25/2027    1/25/2017    9/25/2014    9/25/2008

* 85% CPR maximum in any given period.

                                        4
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                    PERCENTAGE OF PREPAYMENT ASSUMPTION*
-------------------------------------------------------------------------------------
                             0PPC        50PPC       100PPC       150PPC       200PPC
-------------------------------------------------------------------------------------

           CLASS M-5
-------------------------------------------------------------------------------------
                 WAL        29.29         8.99         4.73         5.99         2.29
    Principal Window    324 - 358     48 - 249     42 - 122      63 - 84      27 - 28
Principal Window End    4/25/2036    3/25/2027    8/25/2016    6/25/2013   10/25/2008
-------------------------------------------------------------------------------------
           CLASS M-6
-------------------------------------------------------------------------------------
                 WAL        29.29         8.96         4.67         4.86         2.44
    Principal Window    324 - 358     48 - 241     41 - 117      54 - 71      28 - 30
Principal Window End    4/25/2036    7/25/2026    3/25/2016    5/25/2012   12/25/2008
-------------------------------------------------------------------------------------
           CLASS M-7
-------------------------------------------------------------------------------------
                 WAL        29.29         8.91         4.61         4.34         2.60
    Principal Window    324 - 358     48 - 231     40 - 112      48 - 68      30 - 32
Principal Window End    4/25/2036    9/25/2025   10/25/2015    2/25/2012    2/25/2009
-------------------------------------------------------------------------------------
           CLASS M-8
-------------------------------------------------------------------------------------
                 WAL        29.29         8.86         4.55         4.03         2.78
    Principal Window    324 - 358     48 - 221     39 - 107      45 - 64      32 - 35
Principal Window End    4/25/2036   11/25/2024    5/25/2015   10/25/2011    5/25/2009
-------------------------------------------------------------------------------------
           CLASS M-9
-------------------------------------------------------------------------------------
                 WAL        29.29         8.79         4.50         3.82         3.14
    Principal Window    324 - 358     48 - 209     39 - 101      43 - 61      35 - 67
Principal Window End    4/25/2036   11/25/2023   11/25/2014    7/25/2011    1/25/2012

* 85% CPR maximum in any given period.

                                        5
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                                  NET WAC RATE

      --------------------------------    --------------------------------
        PERIOD         NET WAC RATE         PERIOD         NET WAC RATE
      --------------------------------    --------------------------------
          1                8.75               37              10.53
          2                7.63               38              10.18
          3                7.63               39              10.18
          4                7.88               40              10.51
          5                7.62               41              10.18
          6                7.88               42              10.51
          7                7.62               43              10.17
          8                7.62               44              10.16
          9                8.44               45              11.25
          10               7.62               46              10.15
          11               7.88               47              10.49
          12               7.62               48              10.14
          13               7.88               49              10.48
          14               7.62               50              10.13
          15               7.62               51              10.13
          16               7.88               52              10.46
          17               7.62               53              10.12
          18               7.88               54              10.45
          19               7.62               55              10.11
          20               7.62               56              10.10
          21               8.15               57              11.18
          22               7.62               58              10.09
          23               9.67               59              10.42
          24               9.35               60              10.08
          25               9.66               61              10.41
          26               9.34               62              10.07
          27               9.34               63              10.07
          28               9.65               64              10.40
          29              10.20               65              10.06
          30              10.53               66              10.39
          31              10.19               67              10.04
          32              10.19               68              10.04
          33              11.27               69              10.72
          34              10.18               70              10.03
          35              10.53               71              10.35
          36              10.19

      Assumptions: Static Indices: 1mL= 5.18375%  6mL=5.41813%

      10% Optional Cleanup Call Based On Pricing Prepayment Assumption

                                        6
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                         CLASS A EFFECTIVE MAXIMUM RATE*

      --------------------------------    --------------------------------
        PERIOD         CLASS A AFC          PERIOD         CLASS A AFC
      --------------------------------    --------------------------------
          1               11.50               37              226.87
          2               11.50               38              132.01
          3               11.50               39              33.59
          4               11.50               40              33.94
          5               11.50               41              32.79
          6               11.50               42              33.16
          7               11.50               43              31.42
          8               11.50               44              30.76
          9               11.50               45              33.36
          10              11.50               46              29.53
          11              11.50               47              29.92
          12              11.50               48              28.39
          13              11.50               49              28.77
          14              11.50               50              27.31
          15              11.50               51              26.80
          16              11.50               52              27.18
          17              11.50               53              25.83
          18              11.50               54              26.22
          19              11.50               55              24.92
          20              11.50               56              24.49
          21              11.50               57              26.65
          22              11.50               58              23.67
          23              11.50               59              24.07
          24              11.50               60              22.92
          25              11.50               61              23.30
          26              11.50               62              22.20
          27              11.50               63              21.90
          28              12.47               64              22.61
          29              13.89               65              21.87
          30              14.60               66              22.58
          31              14.45               67              21.83
          32              14.81               68              21.82
          33              16.81               69              23.30
          34              15.76               70              21.78
          35              18.92               71              20.25
          36              19.25

      *Assumptions: Static Indices: 1mL=20.0%  6mL=20.0%

      *10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      *Includes any payments made from the applicable Interest Rate Cap
      Agreement

      *The Class A Effective Maximum Rate is an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class A
      Certificates on the related Distribution Date divided by the beginning
      Class A Certificate balance (adjusted for the actual number of days in the period).

                                        7
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                         CLASS M EFFECTIVE MAXIMUM RATE*

      --------------------------------    --------------------------------
        PERIOD         CLASS M AFC          PERIOD         CLASS M AFC
      --------------------------------    --------------------------------
          1               11.50               37              12.74
          2               11.50               38              12.34
          3               11.50               39              12.33
          4               11.50               40              12.72
          5               11.50               41              12.65
          6               11.50               42              13.06
          7               11.50               43              12.63
          8               11.50               44              12.63
          9               11.50               45              13.97
          10              11.50               46              12.61
          11              11.50               47              13.03
          12              11.50               48              12.60
          13              11.50               49              13.01
          14              11.50               50              12.58
          15              11.50               51              12.58
          16              11.50               52              12.99
          17              11.50               53              12.57
          18              11.50               54              12.97
          19              11.50               55              12.55
          20              11.50               56              12.54
          21              11.50               57              13.87
          22              11.50               58              12.51
          23              11.50               59              12.92
          24              11.50               60              12.50
          25              11.50               61              12.90
          26              11.50               62              12.48
          27              11.50               63              12.47
          28              11.50               64              12.87
          29              11.50               65              12.45
          30              11.50               66              12.85
          31              11.50               67              12.42
          32              11.50               68              12.41
          33              12.22               69              13.26
          34              11.50               70              12.39
          35              12.76               71              15.26
          36              12.35

      *Assumptions: Static Indices: 1mL=20.0%  6mL=20.0%

      *10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      *Includes any payments made from the applicable Interest Rate Cap
      Agreement

      *The Class M Effective Maximum Rate is an annual rate calculated by taking the maximum amount of funds available to pay interest to the Class M
      Certificates on the related Distribution Date divided by the beginning
      Class M Certificate balance (adjusted for the actual number of days in the period).

                                        8
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                         ASSUMED MONTHLY EXCESS INTEREST

-------------------------------------------    --------------------------------------------
 PERIOD     STATIC LIBOR     FORWARD LIBOR      PERIOD     STATIC LIBOR      FORWARD LIBOR
-------------------------------------------    --------------------------------------------

   1            3.23             3.23             37           5.56              5.39
   2            2.54             2.41             38           5.21              5.01
   3            2.54             2.34             39           5.13              4.91
   4            2.71             2.53             40           5.34              5.11
   5            2.54             2.33             41           5.19              5.02
   6            2.71             2.43             42           5.36              5.19
   7            2.54             2.33             43           5.19              5.00
   8            2.55             2.31             44           5.19              4.98
   9            3.06             2.88             45           5.70              5.51
   10           2.55             2.39             46           5.18              4.96
   11           2.72             2.57             47           5.35              5.18
   12           2.55             2.40             48           5.17              5.00
   13           2.73             2.56             49           5.34              5.18
   14           2.56             2.37             50           5.16              4.99
   15           2.56             2.35             51           5.16              4.99
   16           2.73             2.50             52           5.33              5.17
   17           2.57             2.31             53           5.15              4.98
   18           2.74             2.47             54           5.32              5.15
   19           2.57             2.28             55           5.14              4.97
   20           2.57             2.27             56           5.14              4.96
   21           2.92             2.63             57           5.64              5.50
   22           2.59             2.28             58           5.13              4.95
   23           4.56             4.27             59           5.29              5.13
   24           4.39             4.11             60           5.12              4.94
   25           4.57             4.31             61           5.29              5.11
   26           4.40             4.17             62           5.11              4.92
   27           4.40             4.19             63           5.11              4.91
   28           4.58             4.40             64           5.27              5.08
   29           5.31             5.14             65           5.09              4.92
   30           5.48             5.34             66           5.26              5.09
   31           5.32             5.19             67           5.08              4.89
   32           5.33             5.20             68           5.07              4.88
   33           5.84             5.73             69           5.41              5.23
   34           5.35             5.23             70           5.06              4.85
   35           5.54             5.40             71           5.22              5.05
   36           5.38             5.23

--------------------------------------------------------------------------------
      Assumptions:

      1.    Run at pricing prepayment assumption

      2.    Excess (30/360)

      3.    Static Indices: 1mL = 5.18375%; 6mL = 5.41813%

      4.    Forward 1mL used for Certificates, Forward 6mL used for collateral

      5.    10% optional clean-up call

                                        9
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  BREAKEVEN (LAST CDR PRIOR TO 1ST DOLLAR LOSS)

                -----------------------------------------------
                              CDR BE                    CUM
                  BOND         RATE        WAL         LOSS
                -----------------------------------------------
                   M-1        39.80        4.67        25.05
                   M-2        31.59        5.50        21.86
                   M-3        27.30        6.63        19.92
                   M-4        23.76        7.25        18.16
                   M-5        20.66        7.78        16.48
                   M-6        18.05        8.36        14.94
                   M-7        15.70        8.88        13.46
                   M-8        13.73        9.50        12.13
                   M-9        12.22       10.22        11.06

      ASSUMPTIONS:

      1.    Trigger event is always in effect

      2.    40 % loss severity

      3.    6 months lag

      4.    Pricing prepayment assumption

      5.    Certificates use 1-month LIBOR forward and collateral uses 6-month
            LIBOR forward

      6.    P&I advance

      7.    10% optional clean-up call is not exercised

                                       10
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                                  CONTACT LIST

--------------------------------------------------------------------------------
                              BEAR STEARNS CONTACTS
--------------------------------------------------------------------------------

NAME:                                TELEPHONE:          E-MAIL:

Kyriacos Kyriacou                    (212) 272-2507      kkyriacou@bear.com
Managing Director, Banking

Sally Kawana                         (212) 272-3509      skawana@bear.com
Associate Director, Banking

Thomas Durkin                        (212) 272-5451      tdurkin@bear.com
Associate Director, Structuring

G. Scott Tabor                       (212) 272-5925      gtabor@bear.com
Collateral Analyst, Banking
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BEAR STEARNS TRADING CONTACTS
--------------------------------------------------------------------------------

NAME:                                TELEPHONE:          E-MAIL:

Jeffrey Verschleiser                 (212) 272-5451      jverschleiser@bear.com
Senior Managing Director

Scott Eichel                         (212) 272-5451      seichel@bear.com
Senior Managing Director

Carol Fuller                         (212) 272-4955      cfuller@bear.com
Senior Managing Director, Syndicate

Angela Ward                          (212) 272-4955      adward@bear.com
Associate Director, Syndicate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------

NAME:                         TELEPHONE:        E-MAIL:

FITCH
Rachel Brach                  (212) 908-0224    rachel.brach@fitchratings.com

Randy Greenberg               (212) 908-0717    randi.greenberg@fitchratings.com

MOODY'S
Karen Ramallo                 (212) 553-0370    karen.ramallo@moodys.com

STANDARD AND POOR'S
George L. Kimmel              (212) 438-1575    george_kimmel@sandp.com
--------------------------------------------------------------------------------

                                       11
--------------------------------------------------------------------------------
  The Depositor has filed a registration statement including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.